UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/11/2006

First Data Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-11073

Delaware	47-0731996
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6200 South Quebec Street
Greenwood Village, Colorado 80111
(Address of principal executive offices, including zip code)

(303) 967-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 9, 2006 the Board of Directors of First Data Corporation (the "Company") elected David A. Coulter to the Company's Board of Directors. The Company expects that Mr. Coulter will serve on the Compensation and Benefits Committee of the Board of Directors. A copy of the January 11, 2006 press release announcing the election of Mr. Coulter is attached to this Current Report as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(c)         The following is a list of the Exhibits furnished herewith.

Exhibit

Number          Description of Exhibit

99.1                Press Release issued by the Company on January 11, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Data Corporation

Date: January 11, 2006	By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Assistant Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1